Taxation	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Taxation
1 8 .	Taxation

(a)	PRC value-added tax and related surcharges

The Group is subject to value-added tax (“VAT”) and related surcharges on the revenues earned for services provided in the PRC. Net revenues are presented after netting off the VAT. The primary applicable rate of VAT is 6% for the years ended December 31, 2017, 2018 and 2019. The surcharges are calculated based on 12% of VAT paid.

(b)	Income taxes

(i) Cayman Islands
Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on income or capital gains. Besides, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.
(ii) Hong Kong
Under the current Hong Kong Inland Revenue Ordinance, the subsidiary of the Group in Hong Kong are subject to 8.25% and 16.5% Hong Kong profit tax on its taxable income within HKD$2 million and beyond HKD$2 million, respectively. Payments of dividends are not subject to any withholding tax.
(iii) Singapore
The income tax provision of the Group in respect of its international operations was calculated at the tax rate of 17% on the assessable profits based on the existing legislation, interpretations and practices in respect thereof.
(b)	Income taxes (continued)

(iv) PRC
In accordance with the Enterprise Income Tax Law (“EIT Law”), Foreign Investment Enterprises (“FIEs”) and domestic companies are subject to Enterprise Income Tax (“EIT”) at a uniform rate of 25%. The subsidiaries and VIEs of the Group in the PRC are subject to a uniform income tax rate of 25% for years presented.
Certified High and New Technology Enterprises (“HNTE”) are entitled to a preferential tax rate of 15%, but need to re-apply every three years. During this three year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% EIT rate.
Qualified software enterprises (“Software Enterprise”) are exempt from EIT for two years, followed by a 50% reduction in the applicable tax rates for the next three years, commencing from the first profit making year. An entity that qualifies as a “Key National Software Enterprise” (a “KNSE”) is entitled to a further reduced preferential income tax rate of 10%. Entities must perform a self-assessment each year to ensure they meet the criteria for qualification, pursuant to SAT Public Notice [2018] No.23 (“Circular 23”). If a KNSE fails to meet the criteria for qualification as a KNSE in any year, the entity cannot enjoy the 10% preferential tax rate in that year.
The Group’s PRC entities provided for enterprise income tax are as follows:
•
Huya Technology was qualified as a Software Enterprise, and enjoyed the zero preferential tax rate starting from 2017 and 12.5% preferential tax rate starting from 2019. In 2019, Huya Technology is qualified as a KNSE and applied the income tax rate of 10% for the year of 2019 pursuant to SAT Public Notice [2018] No.23 (“Circular 23”).

•
Guangzhou Huya applied for the HNTE qualification and obtained approval in November 2018. It entitled to enjoy the preferential tax rate of 15% as an HNTE for three years starting from 2018, and should apply for HNTE qualification renewal in 2021.

•	Most of the remaining PRC subsidiaries and VIEs were subject to 25% EIT for the years reported.

According to a policy promulgated by the State Tax Bureau of the PRC and effective from 2008 onwards, enterprises engaged in research and development activities are entitled to claim an additional tax deduction amounting to 50% of the qualified research and development expenses incurred in determining its tax assessable profits for that year. The additional tax deducting amount of the qualified research and development expenses have been increased from 50% to 75%, effective from 2018 to 2020, according to a new tax incentives policy promulgated by the State Tax Bureau of the PRC in September 2018 (“Super Deduction”).
The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC
company is located.” Based on a review of surrounding facts and circumstances, the Group does not believe that it is likely that its entities registered outside of the PRC should be considered as resident enterprises for the PRC tax purposes.
(b)	Income taxes (continued)

(iv) PRC (continued)
The EIT Law also imposes a withholding income tax of 10% on dividends distributed by a FIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident
enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. The Cayman Islands, where the Company incorporated, does not have such tax treaty with China.

According to the arrangement between the mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by an FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% (if the immediate holding company in Hong Kong is the beneficial owner of the FIE and owns directly at least 25% of the shares of the FIE). In accordance with accounting guidance, all undistributed earnings are presumed to be transferred to the parent company and withholding taxes should be accrued accordingly. All FIEs are subject to the withholding tax from January 1, 2008. The presumption may be overcome if the Group has sufficient evidence to demonstrate that the undistributed dividends will be re-invested
and the remittance of the dividends will be postponed indefinitely.
Aggregate undistributed earnings and reserves of the Group entities located in the PRC that are available for distribution to the Company as of December 31, 2018 and 2019 are approximately RMB516,021 and
R
M
B
1,427,888, respectively. The undistributed earnings and reserves of the Group entities located in the PRC are considered to be indefinitely reinvested, because the Group does not have any present plan to pay any cash dividends on its ordinary
shares in the foreseeable future and intends to retain most of its available funds and any future earnings for use in the operation and expansion of its business. Accordingly, no deferred tax liability on 10% WHT of aggregate undistributed earnings and reserves of the Company’s entities
located in the PRC has been accrued that would be payable upon the distribution of those amounts to the Company as of December 31, 2019.
Composition of income tax benefits
 (expenses)
(Loss) income before income tax benefits
(expenses)
for the years ended December 31, 2017, 2018 and 2019 were taxed within the following jurisdictions:

	For the year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
PRC entities	(79,849)	169,320	796,062
Non PRC entities (i)	(968)	(2,271,281)	(229,036)

Total	(80,817)	(2,101,961)	567,026

(i)	The loss before tax incurred by non-PRC entities for the year ended December 31, 2018 was mainly due to the fair value loss on derivative liabilities amounting to RMB2,285,223.

The loss before tax incurred by non-PRC entities for the year ended December 31, 2019 was mainly that oversea business is still in the initial stage of development.
The current and deferred portion of income tax benefits (expenses) included in the consolidated statements of comprehensive (loss) income for the years ended December 31, 2017, 2018 and 2019 are as follows:

	For the year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Income tax benefits (expenses) applicable to China operations
Current income tax expenses	—	—	(110,408)
Deferred income tax benefits (i)	—	50,943	14,871

Subtotal income tax benefits (expenses) applicable to China operations	—	50,943	(95,537)

Income tax expenses applicable to Non PRC operations
Current income tax expenses	—	—	(541)

Total income tax benefits (expenses)	—	50,943	(96,078)

(i)
For the year ended December 31, 2017, the Group has incurred net accumulated operating losses since inception. As of December 31, 2017, the Group believed that it is more likely than not that these net accumulated operating losses and other deferred tax assets would not be utilized. Therefore, the Group has provided full valuation allowances for the deferred tax assets as of December 31, 2017.

For the year ended December 31, 2018, the VIE has utilized all the deductible temporary differences and the accumulated tax loss brought forward. As of December 31, 2018, considering the sustained profitability of the VIE, the Group assessed that it is more likely than not the deferred tax assets would be utilized in the future. Therefore, the Group has not provided any valuation allowance for the deferred tax assets of the VIE and relevant deferred tax benefits were recognized for the year ended December 31, 2018.
As of December 31, 2019, considering the sustained profitability of the VIE, the Group believed that it is more likely than not that most of the deferred tax assets would be utilized in the future so that no valuation allowance was made against such deferred tax assets.
Reconciliation of the differences between statutory tax rate and the effective tax rate
The reconciliation of total tax benefits
(
expenses
)

computed by applying the respective statutory income tax rate to pre-tax
income is as follows:

	For the year ended December 31,
	2017	2018	2019
PRC Statutory income tax rate	(25.0)%	(25.0)%	(25.0)%
Effect of tax holiday and preferential tax benefit	(0.4)%	(2.2)%	18.9%
Effect of different tax rates available to different jurisdictions (i)	1.4%	26.0%	3.3%
Permanent differences (ii)	0.2%	1.5%	(6.7)%
Change in valuation allowance	45.5%	(1.7)%	(15.8)%
Effect of Super Deduction available to the Group	(21.7)%	(1.0)%	8.3%

Effective income tax rate	—	(2.4)%	(17.0)%

Effect of tax holidays inside the PRC on basic earnings per share/ADS (RMB)	—	0.24	0.42

(i)
For the year ended December 31, 2017, effect of different tax rates available to different jurisdictions is mainly driven by the interest income derived from short term deposits which are subject to an income tax rate of 0% under the tax laws of Cayman Islands.

For the year ended December 31, 2018, effect of different tax rates available to different jurisdictions is mainly driven by the fair value loss of derivatives liabilities recognized in relation to the conversion features of the Pre-IPO Preferred Shares (Note 20) in HUYA which is subject to an income tax rate of 0% under the tax laws of Cayman Islands.
For the year ended December 31, 2019, effect of different tax rates available to different jurisdictions is mainly driven by the interest income derived from short term deposit which is subject to an income tax rate of 0% under the tax laws of Cayman Islands, partially offset by the losses arising from overseas business which is subject to an income tax rate of 17% under the tax laws of Singapore.
(ii)	Permanent differences mainly arise from expenses not deductible for tax purposes including primarily share-based compensation costs and expenses incurred by subsidiaries and VIEs.

Deferred tax assets and liabilities
Deferred taxes are measured using the enacted tax rates for the years in which they are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax asset balances as of December 31, 2018 and 2019 are as follows:

	December 31,
	2018	2019
	RMB	RMB
Deferred tax assets
Tax loss carried forward	21,957	97,795
Deferred revenue	36,007	62,410
Others	14,878	246

	72,842	160,451
Less: Valuation allowance (i)	(21,899)	(94,637)

Total deferred tax assets	50,943	65,814

Deferred tax liabilities
Related to the fair value change of equity investee’s investments	19,998	19,998

Total deferred tax liabilities	19,998	19,998

Net deferred tax assets	30,945	45,816

(i)
Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance as of December 31, 2018 and 2019 were provided for net operating loss carry forward, which was mainly incurred by the overseas subsidiaries, because such deferred tax assets are not more likely than not to be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

Movement of valuation allowance

	For the year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Balance at beginning of the year	376,087	57,756	21,899
Additions	36,772	21,662	89,002
Reversals/write-off	(355,103)	(57,519)	(16,264)

Balance at end of the year	57,756	21,899	94,637

Tax loss carry forwards
As of December 31, 2019, total tax loss
carried
forwards of the Company’s subsidiaries and VIEs in the PRC amounted to
R
M
B
70,752,
which were expected to expire if not used between
2020 and 2024.
The accumulated tax losses of subsidiaries incorporated in Singapore, subject to the agreement of the relevant tax authorities, of RMB469,619,
is allowed to be carried forward to offset against future taxable profits. Such carry forward of tax losses in Singapore has no time limit.
In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. There were no ongoing examinations by tax authorities as of December 31, 2019.
Uncertain tax positions
The Group evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31,

2018 and 2019, the Group did not have any significant unrecognized uncertain tax positions.